Exhibit 10.1

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of February 8, 2008, by and between:  LACLEDE GAS COMPANY, a Missouri corporation (“Borrower”); and Banks from time to time party to the Agreement (defined below), including U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as a Bank and as Administrative Agent under the Agreement (“Administrative Agent”); and has reference to the following facts and circumstances (the “Recitals”):

A.           Borrower, Administrative Agent and certain Banks executed the Amended and Restated Loan Agreement dated as of September 10, 2004 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment).

B.           The Agreement was previously amended as described in the Amendment to Loan Agreement dated as of December 23, 2005; and Borrower, Administrative Agent and Banks desire to further amend the Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and Banks hereby agree as follows:

1.           Recitals.  The Recitals are true and correct, and, together with the defined terms set forth herein, are incorporated by this reference.

2.           Amendment to Agreement. The Agreement is amended as follows:

(a)           The definition of “Revolving Credit Period” in Section 1.01 of the Agreement, is deleted and replaced with the following:

“Revolving Credit Period shall mean the period commencing on the date of this Agreement and ending on December 31, 2011, or as extended pursuant to Section 2.01(e); provided, however, that the Revolving Credit Period shall end on the date the Revolving Credit Commitment is terminated pursuant to Section 6 or otherwise.”

(b)           The definition of “Non-Consenting Bank” in Section 1.01 of the Agreement is deleted and replaced with the following:

“Non-Consenting Bank shall have the meaning ascribed thereto in Section 2.01(e) and each Non-Consenting Bank is set forth on Schedule 1.01A attached hereto and incorporated by reference.”

(c)           Section 4.07 of the Agreement is deleted and replaced with the following:

“4.07  Investment Company Act of 1940; Public Utility Holding Company Act of 1935.  Borrower is not an “investment company” as that term is defined in, and is not otherwise subject to regulation under, the Investment Company Act of 1940, as amended.  Borrower is not (a) a “holding company” as defined in the Public Utility Holding Company Act of 2005, as amended (“PUHCA”), but is a subsidiary of a holding company for which compliance with the accounting, record retention and reporting sections of PUHCA has been waived or (b) subject to regulation under PUHCA, other than as a subsidiary of a holding company under PUHCA.”

(d)           Schedule 1.01 and Schedule 2.02 of the Agreement are deleted and replaced with Schedule 1.01 and Schedule 2.02 attached hereto and incorporated by reference.

(e)           Schedule 1.01A attached hereto and incorporated by reference is added to the Agreement as Schedule 1.01A.

3.           Extension Request.  Borrower, Administrative Agent and Banks acknowledge and agree that:  (a) Borrower submitted an Extension Request to Administrative Agents and Banks to extend the Revolving Credit Period from December 31, 2010 to December 31, 2011; (b) Administrative Agent and all Banks, except for Bank Hapoalim B.M. and First Bank, consented to such Extension Request; (c) the conditions for approval of such Extension Request under Section 2.01(e) of the Agreement have been satisfied; (d) Bank Hapoalim B.M. and First Bank shall no longer be Banks under the Agreement and the Revolving Credit Commitments and Pro Rata Shares of the remaining Banks have been reallocated as described in revised Schedule 1.01 attached hereto; and (e) as a result, the last day of the Revolving Credit Period shall be extended to December 31, 2011 for all remaining Banks.

4.           Costs and Expenses.  Borrower hereby agrees to reimburse Administrative Agent upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Administrative Agent in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower’s existing credit facilities with Administrative Agent and Banks.  Borrower further agrees to pay or reimburse Administrative Agent for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Transaction Documents, and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches.  All of the obligations of Borrower under this paragraph shall survive the payment of Borrower’s Obligations and the termination of the Agreement.

5.           References to this Agreement. All references in the Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Agreement as amended by this Amendment.

6.           Full Force and Effect. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

7.           Benefit.  This Amendment shall be binding upon and inure to the benefit of Borrower, Administrative Agent and Banks and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

8.           Representations and Warranties.  Borrower hereby represents and warrants to Administrative Agent and Banks that:

(a)           the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b)           the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or Bylaws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its property is bound or to which Borrower or any of its property is subject;

(c)           this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)           all of the representations and warranties made by Borrower in the Agreement and/or in any of the other Transaction Documents are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e)           as of the date of this Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.

9.           Release. Borrower hereby unconditionally releases, acquits, waives, and forever discharges Administrative Agent and each Bank and their successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all liabilities, claims, causes of action or defenses, if any, and for any action taken or for any failure to take any action, existing at any time prior to the execution of this Amendment.

10.           Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

11.           Missouri Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

12.           Notice Required by Section 432.047 R.S. Mo.  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

13.           Conditions Precedent. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Administrative Agent shall have received the following, all in form and substance acceptable to Administrative Agent:

(a)           this Amendment, duly executed by Borrower and Banks;

(b)           a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Amendment, certified by the Secretary of Borrower;

(c)           an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signature(s) of the officer(s) of Borrower executing this Amendment and the new Notes;

(d)           a certificate of good standing for Borrower, issued by the Secretary of State of Missouri, or other proof of current good standing acceptable to Administrative Agent;

(e)           payment by Borrower of the applicable arrangement, upfront and other fees as described in the fee letter provided by Administrative Agent to Borrower in connection with this Amendment; and

(f)           such other documents and information as reasonably requested by Administrative Agent and Banks.

IN WITNESS WHEREOF, Borrower, Administrative Agent and Banks have executed this Amendment as of the day and year first above written.

(SIGNATURES ON FOLLOWING PAGES)

SIGNATURE PAGE-BORROWER
SECOND AMENDMENT TO LOAN AGREEMENT

Borrower:

LACLEDE GAS COMPANY

By:	/s/ Lynn D. Rawlings
Lynn D. Rawlings, Treasurer and Assistant Secretary

SIGNATURE PAGE- ADMINISTRATIVE AGENT AND U.S. BANK
SECOND AMENDMENT TO LOAN AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ John Eyerman

Name:	John Eyerman

Title:	Banking Officer

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ John Eyerman

Name:	John Eyerman

Title:	Banking Officer

SIGNATURE PAGE- SOUTHWEST BANK OF ST. LOUIS
SECOND AMENDMENT TO LOAN AGREEMENT

SOUTHWEST BANK OF ST. LOUIS

By:	/s/ Mark Sauerwein

Name:	Mark Sauerwein

Title:	SVP

SIGNATURE PAGE- COMERICA BANK
SECOND AMENDMENT TO LOAN AGREEMENT

COMERICA BANK

By:	/s/ Mark J. Leveille

Name:	Mark J. Leveille

Title:	Vice President

SIGNATURE PAGE- THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
SECOND AMENDMENT TO LOAN AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
the successor-by-merger to UFJ Bank Limited

By:	/s/ Alan Reiter

Name:	Alan Reiter

Title:	Authorized Signatory

SIGNATURE PAGE- FIFTH THIRD BANK
SECOND AMENDMENT TO LOAN AGREEMENT

FIFTH THIRD BANK

By:	/s/ Robert M. Sander

Name:	Robert M. Sander

Title:	Vice President

SIGNATURE PAGE- THE BANK OF NEW YORK
SECOND AMENDMENT TO LOAN AGREEMENT

THE BANK OF NEW YORK

By:	/s/ Cynthia D. Howells

Name:	Cynthia D. Howells

Title:	Vice President

SIGNATURE PAGE- NATIONAL CITY BANK
SECOND AMENDMENT TO LOAN AGREEMENT

NATIONAL CITY BANK

By:	/s/ Stephen Sainz

Name:	Stephen Sainz

Title:	Vice President

SIGNATURE PAGE- REGIONS BANK
SECOND AMENDMENT TO LOAN AGREEMENT

REGIONS BANK

By:	/s/ Steven A. Linton

Name:	Steven A. Linton

Title:	Senior Vice President

SIGNATURE PAGE- COMMERCE BANK, NATIONAL ASSOCIATION
SECOND AMENDMENT TO LOAN AGREEMENT

COMMERCE BANK, NATIONAL ASSOCIATION

By:	/s/ Douglas P. Best

Name:	Douglas P. Best

Title:	Vice President

SIGNATURE PAGE- FIRST NATIONAL BANK OF ST. LOUIS
SECOND AMENDMENT TO LOAN AGREEMENT

FIRST NATIONAL BANK OF ST. LOUIS

By:	/s/ George W. Fitzwater

Name:	George W. Fitzwater

Title:	Senior Vice President & CFO

SCHEDULE 1.01

Revolving Credit Commitments and Pro Rata Shares

Bank	Revolving Credit Commitment	Pro Rata Share

U.S. Bank National Association	$56,000,000	17.500000000000%
Southwest Bank of St. Louis	$36,800,000	11.500000000000%
Comerica Bank	$36,600,000	11.437500000000%
The Bank Of Tokyo-Mitsubishi UFJ, Ltd.	$35,000,000	10.937500000000%
Fifth Third Bank	$30,100,000	9.406250000000%
The Bank of New York	$30,000,000	9.375000000000%
National City Bank	$30,000,000	9.375000000000%
Regions Bank	$30,000,000	9.375000000000%
Commerce Bank, National Association	$25,000,000	7.812500000000%
First National Bank of St. Louis	$10,500,000	3.281250000000%

TOTAL:	$320,000,000	100.000000000000%

SCHEDULE 1.01A

Non-Consenting Banks

Bank Hapoalim B.M. and First Bank (no longer Banks as of effective date of Second Amendment to Loan Agreement)

SCHEDULE 2.02

Authorized Individuals

Douglas H. Yaeger, Chairman, President and Chief Executive Officer

Mark D. Waltermire, Chief Financial Officer

Lynn D. Rawlings, Treasurer and Assistant Secretary

Delfina Myers, Authorized Individual